UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2007

New Frontier Media, Inc.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-23697	84-1084061
(Commission File Number)	(IRS Employer Identification Number)

7007 Winchester Circle, Suite 200, Boulder, Colorado 80301

(Address of Principal Executive Offices)

(303) 444-0900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2007, our wholly owned subsidiary, Colorado Satellite Broadcasting, Inc. (the “Company”), entered into an Amended and Restated Affiliation Agreement for DTH Satellite Exhibition of Cable Network Programming with DirecTV, Inc. to, among other things, increase the number of services carried on the DirecTV platform from two to three, which services will include TEN*Clips™, Juicy™ and Real™ for a two year term through October 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER MEDIA, INC. (Registrant)

Dated: October 2, 2007	By: /s/ Michael Weiner Michael Weiner, CEO